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                                                                    EXHIBIT 10.2

                                   LANTRONIX
                       1993 INCENTIVE STOCK OPTION PLAN

     1.   Definitions.
          1.1 Corporation. "Corporation" shall mean LANTRONIX, a California corporation.

          1.2 Affiliate. "Affiliate" shall mean a corporation which is a parent or subsidiary corporation of the Corporation or a corporation or a parent or a subsidiary corporation of the company issuing or assuming the incentive stock options issued under this Plan (defined below) in a transaction to which
Section 425(a) of the Code (defined below) applies.

          1.3 Board of Directors. "Board of Directors" shall mean the board of directors of the Corporation.

          1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.5 Common Stock. "Common Stock" shall mean the Corporation's no par value common stock.

          1.6 Effective Date. "Effective Date" shall mean August 20, 1993, the date upon which the Board of Directors originally adopted this Plan.

          1.7 Eligible Person. "Eligible Person" shall mean any full-time employee of the Corporation or an Affiliate.

          1.8 Optionee. "Optionee" shall mean an Eligible Person to whom an option has been granted under the Plan.

          1.9 Plan. "Plan" shall mean the incentive stock option plan set forth in this document.

          1.10 Separation from Service. "Separation from Service" shall mean any voluntary or involuntary termination of an Optionee's employment with the Corporation or an Affiliate for any reason, including, without limitation, disability or retirement, but shall not include termination of employment by reason of an Optionee's death or by reason of his or her transfer from the Corporation or Affiliate to the Corporation or an Affiliate.
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     2.   Purpose.

       The purpose of this Plan is to promote the interests of the Corporation and its shareholders by encouraging key employees of the Corporation, and any Affiliates, to invest on reasonable terms in the Corporation's Common Stock by means of "incentive stock options" as defined in Section 422 of the Code. Such investment could effectively increase the investors' proprietary interest in the Corporation's business, at the same time increasing their personal interest in its continued success and progress and encouraging employee investors to remain in the Corporation's employ. This plan may be known as the LANTRONIX 1993 INCENTIVE STOCK OPTION PLAN.

     3.   Administration.

          3.1 General. This Plan shall be administered by the Board of Directors which, subject to the terms and conditions of this Plan, shall have the authority to determine, in its sole discretion, all questions arising under this Plan, including, without limitation, the selection of the Optionees to whom grants of options under this Plan shall be made, the terms and conditions of each such grant, the time at which such grants will be made, the number of shares to be optioned under such a grant, and all questions relating to adjustments to be made pursuant to Section 6 of this Plan; provided, however, that no incentive stock options may be granted to any directors who are not also employees of the Corporation. The Board of Directors shall also establish and carry out reasonable interpretations and applications of this Plan and shall perform or cause to be performed such other further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of this Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors. Subject to the Corporation's bylaws, all decisions made by the directors in selecting Optionees, establishing the number of shares and terms applicable to each option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Corporation, shareholders and Optionees.

          3.2 Option Agreement. Each option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Board of Directors or the Committee and shall be signed by an officer of the Corporation and an Optionee.

          3.3 Modification of Plan. If the laws relating to incentive stock options are changed during the term of this Plan, the Board of Directors shall have the power to alter this

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Plan to conform to such changes in the law. The Board shall have such authority without the necessity of obtaining further stockholder approval unless the changes require such approval.

     4.   Options.

          4.1 Eligibility. The Board of Directors may grant options under this Plan to any person who is an Eligible Person.

          4.2 Number of Shares Subject to Options. The aggregate number of shares of common stock which may be issued upon the exercise of incentive stock options granted under this Plan shall not exceed 75,000 shares; subject; however, to the provisions of Section 6.0 of this Plan. The shares of common stock issued upon the exercise of options under this Plan may be authorized but unissued shares, shares issued and reacquired by the Corporation, or shares bought on the market for the purpose of this Plan. In the event any options shall, for any reason, terminate, expire or be surrendered without having been exercised in full, the shares subject to such option (but not purchased thereunder) shall again be available for options to be granted under this Plan.

          4.3 Terms and Conditions of Options. Any option granted under this Plan shall be evidenced by an agreement executed by the Corporation and the Optionee, and shall contain such terms and be in such form as the Board of Directors may from time to time approve subject to the following limitations and conditions:

               4.3.1 Option Price. The option price per share of common stock with respect to each incentive stock option shall not be less than the fair market value of the common stock at the time such option is granted which fair market value shall be determined, in good faith, by the Board of Directors.

               4.3.2 Duration of Option. Each option shall expire on a date to be fixed by the Board of Directors at the time the option is granted; provided, however, that such expiration date shall not be more than ten years from the date of the grant of the option.

               4.3.3 No Rights Vested as Stockholders. Neither an Optionee nor his or her successor shall have any of the rights of a stockholder of the Corporation by reason of the grant of an option under this Plan until he or she exercises such option and the optioned shares are actually issued to him or her.

               4.3.4 Exercise of Option. Each option shall be exercisable over a period commencing on the date of the grant and ending upon the expiration or termination of

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the option; provided, however, that the Board of Directors may by the provisions of any option agreement, limit the number of shares purchasable thereunder in any period of time during which the option is exercisable. Upon exercise of an option, an Optionee shall have been an employee of the Corporation or Affiliate at all times during the period beginning on the date of the granting of the option and ending on the day three months before the date of such exercise.

               4.3.5 Payment Upon Exercise of Option. The Board of Directors shall, in its sole discretion, determine the form and method of payment for shares of common stock to be issued upon the exercise of an option granted under this Plan including, without limitation, payment by means of the Optionee's unsecured promissory note or the payment with shares of the Corporation; provided, however, that the form and method so selected shall conform to the requirements of state and federal law and to any rules or regulations promulgated thereunder.

               4.3.6 Nontransferability of Options. No option granted under this Plan shall be transferable or assignable by an Optionee other than by will or the laws of descent and distribution. Each option shall be exercisable, during the Optionee's lifetime, only by him or her. No option shall be pledged or hypothecated in any way and no option shall be subject to execution, attachment or similar process except with the express consent of the Board of Directors.

               4.3.7 Disposition of Shares Upon Exercise of Option. If disposition of a share received upon exercise of an option is made by an Optionee within two years from the date of granting of the option or within one year after the transfer of such share to the Optionee, such transaction will be considered a "disqualified disposition" for tax purposes and may imply less favorable tax consequences for the Optionee.

               4.3.8 Separation from Service. Upon an Optionee's Separation from Service, the number of shares purchasable by him or her under any option held by him or her shall be limited to the number of shares which were immediately purchasable by him or her at the date of such Separation from Service, and such option privileges shall expire unless exercised by him or her within three months after the date of such Separation from Service; provided, however, if the Optionee's employment is terminated as a result of the Optionee's disability (within the meaning of the Code Section 22(e)(3) after he or she shall continue to have been employed by the Corporation for one year from the date of grant of this option), he or she

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may exercise this option within one year immediately following such termination of employment due to disability, but in no event later than the expiration date specified in the option.

               4.3.9 Death of Optionee. If an Optionee dies while in the employ of the Corporation or an Affiliate, the number of shares purchasable by his or her successor under any option held by the Optionee shall be limited to the number of shares which were purchasable by the Optionee at the date of his or her death. Such option privileges shall expire unless exercised by the Optionee's successor within one year of the Optionee's death, but in no event later than the expiration date specified in the option.

               4.3.10 Ten Percent Shareholder. No Optionee may, at the time any incentive stock option is granted under this Plan, own stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation or of its parent or subsidiary corporations unless, if at the time such option is granted, the option price is at least 110 percent of the fair market value of the stock subject to the option and such option, by its terms, is not exercisable after the expiration of five years from the date such option is granted.

               4.3.11 Maximum Option. The aggregate fair market value (determined by the Board of Directors as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Corporation or Affiliates, if any) shall not exceed $100,000. Notwithstanding anything to the contrary in this Section 4.3.11, if, by virtue of amendments to the Code or the promulgation of any regulations thereunder it becomes permissible for incentive stock options to be granted in excess of the limitations contained in this Section 4.3.11, incentive stock options may be granted to the extent permitted under such law or regulation.

     5.   Amendment, Suspension or Termination.

          5.1 General. The Board of Directors may from time to time suspend or terminate this Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable; provided, however, that without the approval of the stockholders of the Corporation, no such amendment shall (i) increase the maximum number of shares for which options may be granted under this Plan except as otherwise provided in Section 6; (ii) change the manner of determining the purchase price of shares with respect to which an option is granted except as otherwise provided in Section 6; (iii) change the ten-year maximum life of options

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specified in Section 4.3.2; (iv) change the expiration date of this Plan; (v)
change the designation of Eligible Person; or (vi) in any manner materially increase the benefits accruing to participants under this Plan.

          5.2 Effect of Amendments, Suspension or Termination on Existing Options. No amendment, suspension or termination of this Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations of the Corporation or the Optionee with respect to any option theretofore granted to such Optionee.

          5.3 Automatic Termination of Plan. Unless the Board of Directors terminate this Plan as herein provided prior thereto, this Plan will automatically terminate on August 20, 2003.

     6.   Adjustments.

          6.1 Recapitalizations. In the event that the outstanding shares of common stock are, at any time after the Effective Date, increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the corporation or an Affiliate by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board of Directors in the number, price and kind of shares for the purchase of which options may be granted under this Plan. In addition, the Board of Directors shall make appropriate adjustment in the number, price and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the option shall be maintained as before the occurrence of such events. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

          6.2 Dissolution. In the event of the dissolution or liquidation of the Corporation, any option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and that each such Optionee shall have the right during such period to exercise his or her option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise be exercisable by reason of restrictions in the option

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agreement with him or her relative to the time at which the option or any part thereof may be exercised.

          6.3 Other Transactions. In the event any of the following transactions (a "Corporate Transaction") occurs:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is the change of the state of the Company's incorporation;

               (b) the sale, transfer or other disposition of all, or substantially all, of the Company's assets, or

               (c) any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger,

Each outstanding option will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. No such acceleration will occur, however, if (i) the option is to be assumed by the successor corporation or parent thereof and replaced by a comparable option to purchase shares of the publicly traded capital stock of the successor corporation or parent thereof or (ii) the acceleration of the option is subject to other limitations imposed by the Committee at the time of grant. Upon the consummation of any Corporate Transaction in which Lantronix is not the surviving entity, Optionee will be provided written notice of a 30 day window in which to exercise any and all outstanding options. The resulting shares of such exercise will be contemplated in the calculation of total outstanding shares for such triggering Corporate Transaction. If Optionee fails to exercise such options within the 30 day window period, any such unexercised options will terminate and cease to be exercisable.

          6.4 Substitute Options. If the Corporation at any time shall succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, options may be granted under this Plan to those Optionees (but not directors who are not also Optionees) of such corporation or its subsidiaries who, in connection with such succession, become employees of the Corporation or its subsidiaries, in substitution for options to purchase stock of such corporation held by them at the time of the succession. The Board of Directors shall, in its sole and absolute discretion, determine the extent

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to which such substitute options shall be granted (if at all), the persons to receive such substitute options (who need not be all Optionees of such corporation), the number of options to be received by each such person, the option price of such options (which may be determined without regard to Section 4.3.1) and the terms and conditions of such substitute options; provided, however, that the option price of each such substituted option shall be an amount such that, in the sole and absolute judgment of the Board of Directors and in compliance with Section 424(a) of the Code, the economic benefit provided by such option is not greater than the economic benefit represented by the option in the acquired corporation as of the date of the corporation's acquisition of such corporation. Any option substituted for another option in accordance with Section 6.4 shall expire upon the earlier of the expiration date of such other option or ten years from the date such option is granted, and will be exercisable during the period in which the other option would have been exercisable.

     7.   Miscellaneous.

          7.1 Restrictions on Issuing Shares. The Corporation's shares shall not be issued pursuant to the exercise of an option granted under this plan unless the transferability of the shares so issued and/or the actual issuance of the shares comply with all relevant provisions of law, including, without limitation, the (i) limitations, if any, imposed by the Commissioner of Corporations of the State of California; (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder; and (iii) requirements of any stock exchange upon which the shares may then be listed. The Board of Directors shall, in its sole discretion, determine if such restrictions or such issuance of shares so complies with all relevant provisions of law

          7.2 Withholding, Etc. Shares shall not be issued upon the exercise of any option under this Plan unless and until any withholding tax, if any, or other withholding liabilities, if any, imposed by any governmental entity have in the opinion of the Board of Directors, been satisfied or provision for their satisfaction has been made.

          7.3 Other Restrictions. The Board of Directors may, in any option agreement with an Optionee, or at the time shares are actually issued pursuant to the exercise of an option, place such further restrictions on the transferability of any shares of Common Stock to be issued

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to the Optionee upon the exercise of the Option as the Board of Directors may, in its sole discretion, determine to be reasonable, appropriate or necessary.

          7.4 Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of options granted under this Plan shall be added to the Corporation's general funds and used for general corporate purposes.

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                                   LANTRONIX

                       INCENTIVE STOCK OPTION AGREEMENT

     This Incentive Stock Option Agreement (the "Agreement") is dated ____________________ (the "Date of Grant" hereof), and entered into between LANTRONIX (the "Corporation") and ___________ ("Employee") (collectively referred to as the "Parties") and is made with reference to the following facts:

                                R E C I T A L S

     A. The Corporation has adopted what is known as the 1993 Incentive Stock Option Plan of Lantronix (the "Plan"), pursuant to which the Corporation may grant to certain of its employees options to purchase shares of its Common Stock.

     B. The Employee is an Eligible Person under the Plan, and the Corporation desires to grant to Employee an option to purchase shares of Common Stock of the Corporation in order to strengthen the Corporation by providing incentives as a means to attract, retain, and motivate Employee.

     C. It is the intent of the Corporation that the option granted by it under this Agreement shall be treated as a Qualified Incentive Stock Option under the Internal Revenue Code of 1986, as amended (the "Code").

                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the above recitals and the covenants, terms, conditions and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Corporation and Employee do hereby agree as follows:

     1. Option Granted. The Corporation hereby grants Employee an option to purchase ________ shares of Common Stock of the Corporation at a purchase price of ________ per share. The Date of Grant of this Option is the date of this Agreement and it is the determination of the Board of Directors that on this date, the fair market value of the Corporation's Common Stock is ____ per

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share. This Option is subject to the terms, definitions and provisions of the
Plan which is incorporated herein by this reference.

     2. Time of Exercise of Option (Vesting). No Options shall be exercisable, either in whole or in part, prior to twelve (12) months from the date of this Agreement. The right to exercise this Option shall be cumulative and shall vest as follows: twenty-five percent (25%) of the number of shares set forth in Paragraph 1 of this Agreement at _________ and the remaining shares vest variably on a monthly basis over a thirty-six (36) month period.

          The number of shares vesting under the above schedule shall be rounded down to the nearest whole number of shares in the event that a fractional number of shares is computed under the above schedule. Any reduction that results will be vested on the last vesting date under this section.

     3. Method of Exercise. This Option shall be exercised by written notice delivered to the Corporation at its principal place of business, and such notice shall state the following:

          3.1 A statement of election to exercise this Option, the number of shares for which the Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is or are to be registered and such person's address and social security number;

          3.2 A statement of representations and agreements as to the registered owner's investment intent with respect to such shares of Common Stock as may be required by counsel for the Corporation;

          3.3 The notice shall be signed by the person entitled to exercise this Option and, if this Option is being exercised by any person other than the Employee, proof satisfactory to counsel for the Corporation of the right of such person to exercise the Option; and delivery in person or by certified mail to the Secretary of the Corporation; together with an acceptable method of payment for such shares in the amount of the purchase price.

               The obligation of the Corporation to deliver Common Stock upon exercise of this Option shall be subject to applicable federal, state and local tax and withholding requirements, and to all other laws, including wage and salary controls, and compliance with all securities laws.

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     4.   Payment for Shares. Upon exercise of this Option, payment for the purchase price shall be made to the Corporation in cash, by certified or bank cashier's check or at the discretion of the Corporation, through the delivery to the Corporation of a promissory note equal in principal amount to the Option Price.

          In the event there exists a public market for the Corporation's Common Stock at the date of exercise, the Employee can elect to pay the purchase price wholly or partly with shares of the Corporation's Common Stock, provided that if such shares were acquired by exercise of an Incentive Stock Option, the Employee must have first satisfied the holding period requirements under Section 422(a)(1), or any successor thereto, of the Code. In this case, payment shall be made as follows:

          4.1 The written notice stating the election to exercise shall set forth the portion of the purchase price the Employee wishes to pay with Common Stock and the number of shares of such Stock to be transferred to the Corporation pursuant to the exercise of the Option, which shall be determined by dividing the aforementioned portion of the purchase price by the average of the last reported bid and asked prices per share of Common Stock of the Corporation quoted on the NASD over-the-counter market (or the average of the highest and lowest prices of the Stock as reported in the Wall Street Journal if listed on a national exchange) for the day on which the notice of exercise is sent;

          4.2 Fractional shares shall be disregarded and the Employee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph 4.1 above;

          4.3 The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of shares of Common Stock set forth in the notice, and the certificate(s) representing said shares shall be delivered to the Corporation at its principal office within three (3) working days from the date of the notice of exercise.

          4.4 The Employee hereby authorizes and directs the Secretary of the company to transfer so many of the shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein.

          4.5 If any such transfer of shares requires the consent of any governmental agency, or an opinion of counsel for the Corporation or the Employee that such transfer may be effected under applicable federal and state securities laws, the time period specified herein

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     shall be extended for such periods as the necessary request for consent to transfer is pending before such governmental agency or until counsel renders such an opinion, as the case may be; except that any such extension shall not continue beyond the maximum time limits provided in Internal Revenue Code Section 422, or any successor thereto. All parties agree to cooperate in making such request for transfer, or in obtaining such opinion of counsel, and no transfer shall be effected without such consent or opinion if required by law or if required in the opinion of counsel; and

          4.6 Notwithstanding any other provision herein, the Employee shall only be permitted to pay the purchase price with shares of the Corporation's Common Stock in the manner and within the time periods allowed under 17 CFR Section 240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently in force, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

     5.   Restrictions on Exercise.

          5.1 The Shares of Common Stock available for exercise may be purchased, subject to the provisions of this Section 5, at any time and from time to time after they become exercisable and prior to the expiration of the Option.

          5.2 The minimum number of shares with respect to which this Option may be exercised at any one time is ten (10) shares unless the number purchased is the total number at the time available for the purchase. This Option may be exercised only with respect to full shares of Common Stock; no fractional shares will be issued.

          5.3 This Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or of other law or valid regulation. As a condition to the exercise of this Option, the Corporation may require the Employee to make any representation and warranty to the Corporation as in the opinion of legal counsel for the Corporation may be required by any applicable law or regulation, including the execution and delivery of any appropriate investment representation letter, at the time of exercise of this Option.

               The Corporation shall not be under any obligation to file any registration statement or to cause any registration statement once filed to become or to remain effective as to the Shares subject to this Option and makes no representation that it will elect to make

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     a public offering or to file any registration statement unless, in its sole discretion, it shall deem such offering, filing and/or effectiveness to be desirable and in its own best interest.

          5.4 This Option may not be exercised after its termination as defined below.

     6. Non-Transferability of Option. This Agreement, and the option herein contained shall not be transferable, and shall be exercisable only by the Employee during his lifetime; except that in the event of Employee's death while in the employ of the Corporation, his or her personal representatives may exercise the Option as to any of the shares covered hereunder not previously exercised by Employee within twelve (12) months of the date of Employee's death. Each Option shall be exercisable, during the Employee's lifetime, only by him or her. No Option shall be pledged or hypothecated in any way, and no Option shall be subject to execution, attachment or similar process, except with the express consent of the Board of Directors of the Corporation.

     7.   Termination of Option. This Option shall terminate as follows:

          7.1 Upon an Employee's Separation from Service, the number of shares purchasable by him or her under any option held by him or her shall be limited to the number of shares which were immediately purchasable by him or her at the date of such Separation from Service, and such option privileges shall expire unless exercised by him or her within three months after the date of such Separation from Service; provided, however, if the Employee's employment is terminated as a result of the Employee's disability (within the meaning of the Code Section 22(e)(3) after he or she shall continue to have been employed by the Corporation for one year from the date of grant of this option, he or she may exercise this option within one year immediately following such termination of employment due to disability, but in no event later than the expiration date specified in the option; or

          7.2 If an Employee dies while in the employ of the Corporation or an Affiliate, the number of shares purchasable by his or her successor under any option held by the Employee shall be limited to the number of shares which were purchasable by the Employee at the date of his or her death. Such option privileges shall expire unless exercised by the Employee's successor within one year of the Employee's death, but in no event later than the expiration date specified in the option; or

          7.3 This Option shall expire ten years after the Date of Grant of this Option;

          7.4 This Option shall terminate upon the dissolution or liquidation of the Corporation.

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

          7.5 Any portion of the Option that would otherwise vest under Section 2 of this Agreement in the month of the Employee's death or Separation from Service or thereafter shall be forfeited. In this event, the shares under the unvested portion of the Option shall not be considered purchasable for all purposes of this Agreement.

     8. Disposition of Shares Upon Exercise of Option. Upon exercise of his or her Option, should an Employee make a disposition of a share within two years from the Date of Grant of this Option or within one year after the transfer of such share to Employee, then such disposition will be deemed a "disqualified disposition" for that purpose and may imply less favorable tax consequences to the Optionee.

     9. Rights as Shareholder. Employee shall not be deemed to be a holder of any shares pursuant to the exercise of this Option until payment of the option price and a stock certificate is delivered to the Employee for those shares. No adjustments shall be made for dividends or other rights for which the record date is prior to the date this stock certificate is delivered.

     10. Adjustments. The existence of this Option shall not affect any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereto, or the issuance of any securities convertible into any thereof or of any rights, options, or warrants to purchase any thereof, or the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of the Corporation, whether of a similar character or otherwise.

          In the event of recapitalization, dissolution or other transaction in which the Corporation is not the surviving or acquiring corporation, or in which the Corporation is the surviving corporation, the terms and conditions of an Option under this Agreement shall be subject to Section 6 of the Plan.

          10.1 The shares with respect to which this Option is granted are shares of the Common Stock of the Corporation as presently constituted; but if and whenever, prior to the delivery by the Corporation of all the shares of the stock with respect to which this Option is granted, the Employer shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number

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

     of shares of the stock outstanding without receiving the compensation therefor in money, services, or property, the number of shares of stock then remaining subject to option hereunder shall (a) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (b) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

          10.2 In the event any of the following transactions (a "Corporate Transaction") occurs:

                (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is the change of the state of the Company's incorporation;

                (b) the sale, transfer, or other disposition of all, or substantially, all, of the Company's assets, or

                (c) any reverse merger in which the Company is the surviving entity, but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger, each outstanding option will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. No such acceleration will occur, however, if (i) the option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of the option is subject to other limitations imposed by the Committee at the time of grant. Upon the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     11. Compliance with Income Tax Laws. The Employee authorizes the Corporation to withhold in accordance with the applicable law from any compensation payable to him or her any taxes required to be withheld by federal, state or local laws as a result of the exercise of this Option. The Employee agrees to notify the Corporation immediately in the event of any disqualifying disposition (within the meaning of Section 422, or any successor thereto, of the Code) of the shares acquired pursuant to the exercise of this Option. In the event of any determination that the Corporation has failed to withhold a sum sufficient to pay all withholding taxes due in connection to the exercise of this Option, or a disqualifying disposition of the shares acquired upon exercise of this Option, the Employee agrees to pay the Corporation the amount of such deficiency in cash within five (5) days after receiving a written demand from the Corporation to do so, whether or not the Employee is an employee of the Corporation at that time.

     12. Effect of the Plan. This Option has been granted pursuant to the Plan, all of the provisions of which, modified to the extent herein specifically provided, are by this reference incorporated herein. All determinations of the Committee made in administering the Plan, shall as therein provided, be binding on the Corporation and on Employee.

     13. Representation by Employee. Employee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions thereof. Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan.

     14. Agreement Voluntary and By Representation. In executing this Agreement and all other documents or instruments required by this Agreement, the Parties have not acted under any misapprehension, confusion or doubt as to the effect thereof, and are acting freely and voluntarily and under no coercion or duress. Each Party has had the right to secure the services of counsel of its own choosing prior to the execution of this Agreement.

     15. Amendments. The provisions of this Agreement may be amended only if approved by the Parties. Any amendment of this Agreement will be in writing, dated and executed by all of the Parties. If any conflict arises between the provisions of any amendment and the Agreement as previously amended, the most recent provisions will control.

     16. Authority. The undersigned further represents that each Party has the right, capacity, power and authority duly delegated by the Board of Directors, partners, proprietors or principals or agents of each of the Parties to execute the documents and perform all the acts as may be necessary or desirable under this Agreement.

     17. Compliance with Laws. Each Party hereto shall comply with the requirements of all applicable laws, ordinances and regulations of the United States or any state, country or other governmental entity. This section incorporates by reference all provisions required by such laws, orders, rules, regulations and ordinances. Each Party agrees to indemnify and hold any other Party harmless from and against any and all claims, actions or damages, including reasonable attorneys' fees, arising from or caused by any Party's failure to comply with the foregoing.

     18. Construction and Interpretation of Agreement. This Agreement has been prepared jointly by the Parties who acknowledge that they are of equal bargaining strength and the same shall not be construed for or against any Party hereto. The language in all parts of this Agreement will be in all cases construed simply according to its fair meaning and not strictly for or against any Party. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Agreement are for convenience only and will not affect the construction or interpretation of any of the provisions herein.

     19. Cooperation. Each Party agrees to cooperate in good faith with the other, and to execute and deliver such further instruments, and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transaction contemplated by this Agreement.

     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

     21. Covenants and Conditions. All of the provisions of this Agreement shall be construed to be conditions as well as covenants as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

     22. Entire Agreement. This Agreement contains the entire and complete understanding between the Parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the Parties, whether oral or written, have been fully merged herein and are superseded hereby.

     23. Executed Copy. Any fully executed photocopy or similar reproduction of this Agreement shall be deemed an original for all premises.

     24. Force Majeure. Neither Party shall be deemed to be default of or to have breached any provision of this Agreement, nor shall the Agreement terminate, solely as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, laws, regulations, acts or orders of any government, or agency or official thereof, other catastrophes or any similar occurrences beyond the Parties' reasonable control.

     25. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

     26. Limitation on Actions. Any claim, dispute, action or cause of action for any breach of this Agreement, or any action or omission regarding the objectives of this Agreement, must be brought and legal process or arbitration, as the case may be, initiated within one year after the cause of action for such claim first accrued or the breach first occurred, whichever is sooner.

     27. No Third Party Beneficiary. Any agreement to pay any amount, and any assumption of liability herein contained, expressly or impliedly, shall be only for the benefit of the Parties to this Agreement and their respective successors and assigns, and such agreements and assumptions shall not inure to the benefit of the obligees of any indebtedness or any other Party, whomsoever, it being the intention of the Parties that no one shall be deemed to be a third party beneficiary of this Agreement.

     28. Notices. Notice to the Secretary of the Corporation shall be deemed given in writing when personally delivered or mailed by certified mail to the Secretary of the Corporation at the then principal office of the corporation.

          All notices, requests, demands or other communication (collectively, "Notice") given to any Party pursuant to this Agreement will not be effective unless given in writing to the Parties at their respective addresses as set forth under their respective signatures below. Notice will be deemed duly given when delivered personally or by telegram, telex or courier, or, if mailed, 48 hours after deposit in the United States mail, certified mail, postage prepaid. The addresses of the Parties for the purpose of providing Notice pursuant to this section may be changed from time to time by Notice to the other party duly given in the foregoing manner.

     29. References. The recitals and all exhibits, attachments or other documents referenced in this Agreement are fully incorporated into this Agreement by reference. Unless expressly set forth otherwise herein, all references herein to a "day," "month" or "year" will be deemed to be a reference to a calendar day, month or year, as the case may be. Unless expressly set forth otherwise herein, all cross-references herein will refer to provisions within this Agreement, and will not be deemed to be references to the overall transaction or to any other agreement or document.

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

     30. Remedies. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement will be cumulative and no one of them will be exclusive of any other.

     31. Severability. Each provision of this Agreement is intended to be severable and if any term or provision herein is determined invalid or unenforceable for any reason, such illegality or invalidity will not affect the validity of the remainder of this Agreement and, wherever possible, intent will be given to the invalid or unenforceable provision.

     32. Successors. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective and permitted successors, assigns, heirs, executors, administrators, and personal representatives.

     IN WITNESS WHEREOF, the Corporation and Employee have duly executed this Option Agreement on the date first above written.

                              EMPLOYEE:

                              -------------------------------------




                              CORPORATION:

                              LANTRONIX, a California corporation


                              By:
                                    -------------------------------
                                    FREDERICK G. THIEL
                              Its:  President

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